Exhibit 99.1
Fabrinet Announces Second Quarter Fiscal Year 2026 Financial Results
•Record Second Quarter Revenue and Earnings Per Share Above Guidance Ranges
BANGKOK, Thailand – February 2, 2026 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its second fiscal quarter ended December 26, 2025.

Seamus Grady, Chairman and Chief Executive Officer of Fabrinet, said, “We delivered an exceptional second quarter with record revenue and earnings that significantly exceeded our guidance ranges. Multiple large, key strategic programs across our business all contributed to our outstanding performance. At the same time, excellent execution and strong operating leverage generated record earnings per share that was also above our guidance range. We are confident that the same drivers that helped produce these results will extend into the third quarter, as reflected in our strong guidance.”
Second Quarter Fiscal Year 2026 Financial Highlights
GAAP Results
•Revenue for the second quarter of fiscal year 2026 was $1,132.9 million, compared to $833.6 million for the second quarter of fiscal year 2025.
•GAAP net income for the second quarter of fiscal year 2026 was $112.6 million, compared to $86.6 million for the second quarter of fiscal year 2025.
•GAAP net income per diluted share for the second quarter of fiscal year 2026 was $3.11, compared to $2.38 for the second quarter of fiscal year 2025.
Non-GAAP Results
•Non-GAAP net income for the second quarter of fiscal year 2026 was $121.6 million, compared to $95.1 million for the second quarter of fiscal year 2025.
•Non-GAAP net income per diluted share for the second quarter of fiscal year 2026 was $3.36, compared to $2.61 for the second quarter of fiscal year 2025.
Business Outlook
Based on information available as of February 2, 2026, Fabrinet is issuing guidance for its third fiscal quarter ending March 27, 2026, as follows:
•Fabrinet expects third quarter revenue to be in the range of $1.15 billion to $1.20 billion.
•GAAP net income per diluted share is expected to be in the range of $3.22 to $3.37, based on approximately 36.3 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $3.45 to $3.60, based on approximately 36.3 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Second Quarter Fiscal Year 2026 Financial Results Call
When:	February 2, 2026
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our confidence that the same powerful drivers that produced our second quarter results will extend into the third fiscal quarter; and (2) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the third quarter of fiscal year 2026. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, automotive, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2025. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; severance payment and others; restructuring and other related costs; and legal and litigation costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations.
Non-GAAP free cash flow is net cash provided by (used in) operating activities, minus capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands of U.S. dollars, except share data and par value)	December 26, 2025	June 27, 2025
	(unaudited)
Assets
Current assets
Cash and cash equivalents	$319,855	$306,425
Short-term investments	640,918	627,819
Trade accounts receivable, net of allowance for expected credit losses of $1,296 and $1,344, respectively	801,671	758,894
Inventories	798,910	581,015
Prepaid expenses	33,516	38,476
Other current assets	178,931	116,210
Total current assets	2,773,801	2,428,839
Non-current assets
Long-term restricted cash	682	—
Property, plant and equipment, net	460,142	380,640
Intangibles, net	2,233	2,156
Operating right-of-use assets	4,888	5,768
Deferred tax assets	15,471	13,406
Other non-current assets	11,381	623
Total non-current assets	494,797	402,593
Total Assets	$3,268,598	$2,831,432
Liabilities and Shareholders’ Equity
Current liabilities
Trade accounts payable	783,681	637,417
Fixed assets payable	53,874	40,781
Operating lease liabilities, current portion	1,691	1,792
Income tax payable	7,998	7,939
Accrued payroll, bonus and related expenses	25,726	24,566
Accrued expenses	25,026	30,630
Severance liabilities, current portion	2,087	—
Other payables	136,534	66,717
Total current liabilities	1,036,617	809,842
Non-current liabilities
Deferred tax liability	2,359	1,595
Operating lease liability, non-current portion	3,194	3,679
Severance liabilities	32,406	31,225
Other non-current liabilities	9,236	3,279
Total non-current liabilities	47,195	39,778
Total Liabilities	1,083,812	849,620
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of December 26, 2025 and June 27, 2025)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,709,931 shares and 39,602,152 shares issued as of December 26, 2025 and June 27, 2025, respectively; and 35,822,444 shares and 35,728,074 shares outstanding as of December 26, 2025 and June 27, 2025, respectively)	397	396
Additional paid-in capital	233,235	237,881
Less: Treasury shares (3,887,487 shares and 3,874,078 shares as of December 26, 2025 and June 27, 2025, respectively)	(365,136)	(360,056)
Accumulated other comprehensive income (loss)	14,439	10,294
Retained earnings	2,301,851	2,093,297
Total Shareholders’ Equity	2,184,786	1,981,812
Total Liabilities and Shareholders’ Equity	$3,268,598	$2,831,432

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED)

	Three Months Ended		Six Months Ended
(in thousands of U.S. dollars, except per share data)	December 26, 2025	December 27, 2024	December 26, 2025	December 27, 2024
Revenues	$1,132,888	$833,608	$2,111,016	$1,637,836
Cost of revenues	(995,206)	(732,759)	(1,856,895)	(1,437,961)
Gross profit	137,682	100,849	254,121	199,875
Selling, general and administrative expenses	(23,281)	(21,206)	(45,527)	(43,237)
Restructuring and other related costs	—	(46)	—	(103)
Operating income	114,401	79,597	208,594	156,535
Interest income	8,555	11,314	17,972	22,247
Foreign exchange gain (loss), net	(3,214)	4,042	(5,274)	(3,053)
Other income (expense), net	(17)	(62)	(139)	(81)
Income before income taxes	119,725	94,891	221,153	175,648
Income tax expense	(7,097)	(8,255)	(12,599)	(11,618)
Net income	112,628	86,636	208,554	164,030
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	2,452	(521)	1,641	6,297
Change in net unrealized gain (loss) on derivative instruments	4,626	(9,416)	2,564	(883)
Change in foreign currency translation adjustment	29	428	(60)	76
Total other comprehensive income (loss), net of tax	7,107	(9,509)	4,145	5,490
Net comprehensive income	$119,735	$77,127	$212,699	$169,520
Earnings per share
Basic	$3.14	$2.40	$5.83	$4.53
Diluted	$3.11	$2.38	$5.77	$4.51
Weighted-average number of ordinary shares outstanding (in thousands of shares)
Basic	35,828	36,163	35,800	36,183
Diluted	36,253	36,402	36,175	36,405

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended
(in thousands of U.S. dollars)	December 26, 2025	December 27, 2024
Cash flows from operating activities
Net income for the period	$208,554	$164,030
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	30,965	25,796
(Gain) loss on disposal of property, plant and equipment and intangibles	(13)	(37)
Amortization of discount (premium) of short-term investments	(2,417)	(2,225)
Inventory obsolescence impairment	3,142	—
(Reversal of) allowance for expected credit losses	(48)	(384)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	3,919	1,345
Share-based compensation	17,828	17,120
Customer warrant	1,149	—
Deferred income tax expense (benefit)	(1,054)	(3,493)
Other non-cash expenses	176	30
Changes in operating assets and liabilities
Trade accounts receivable	(42,829)	(87,178)
Inventories	(221,037)	(25,953)
Other current assets and non-current assets	(68,064)	9,536
Trade accounts payable	147,211	88,272
Income tax payable	59	4,304
Accrued expenses	(3,041)	8,124
Other payables	70,648	186
Severance liabilities	1,816	1,565
Other current liabilities and non-current liabilities	1,863	(1,952)
Net cash provided by operating activities	148,827	199,086
Cash flows from investing activities
Purchase of short-term investments	(179,628)	(155,936)
Proceeds from maturities of short-term investments	170,589	82,129
Purchase of property, plant and equipment	(96,874)	(42,150)
Purchase of intangibles	(229)	(227)
Proceeds from disposal of property, plant and equipment	25	110
Net cash used in investing activities	(106,117)	(116,074)
Cash flows from financing activities
Repurchase of ordinary shares	(5,080)	(68,700)
Withholding tax related to net share settlement of restricted share units	(23,622)	(20,714)
Net cash used in financing activities	(28,702)	(89,414)
Net increase (decrease) in cash, cash equivalents and restricted cash	$14,008	$(6,402)
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$306,425	$409,973
Increase (decrease) in cash, cash equivalents and restricted cash	14,008	(6,402)
Effect of exchange rate on cash, cash equivalents and restricted cash	104	91
Cash, cash equivalents and restricted cash at the end of period	$320,537	$403,662
Non-cash investing and financing activities
Construction, software and equipment-related payables	$53,874	$20,594

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets that sum to the total of the same amounts shown in the consolidated statements of cash flows:

	As of
(in thousands of U.S. dollars)	December 26, 2025	December 27, 2024
Cash and cash equivalents	$319,855	$403,662
Restricted cash	682	—
Cash, cash equivalents and restricted cash	$320,537	$403,662

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended				Six Months Ended
(in thousands of U.S. dollars)	December 26, 2025		December 27, 2024		December 26, 2025		December 27, 2024
Revenues	$1,132,888		$833,608		$2,111,016		$1,637,836

Gross profit (GAAP)	$137,682	12.2%	$100,849	12.1%	$254,121	12.0%	$199,875	12.2%
Share-based compensation expenses	2,644		2,764		6,163		5,662
Gross profit (Non-GAAP)	$140,326	12.4%	$103,613	12.4%	$260,284	12.3%	$205,537	12.5%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended				Six Months Ended
(in thousands of U.S. dollars)	December 26, 2025		December 27, 2024		December 26, 2025		December 27, 2024
Revenues	$1,132,888		$833,608		$2,111,016		$1,637,836

Operating profit (GAAP)	$114,401	10.1%	$79,597	9.5%	$208,594	9.9%	$156,535	9.6%
Share-based compensation expenses	8,757		8,438		17,828		17,120
Legal and litigation costs	254		—		510		—
Severance payment and others	—		18		72		748
Restructuring and other related costs	—		46		—		103
Operating profit (Non-GAAP)	$123,412	10.9%	$88,099	10.6%	$227,004	10.8%	$174,506	10.7%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES (UNAUDITED)

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended				Six Months Ended
	December 26, 2025		December 27, 2024		December 26, 2025		December 27, 2024
(in thousands of U.S. dollars, except per share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$112,628	$3.11	$86,636	$2.38	$208,554	$5.77	$164,030	$4.51
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	2,644	0.07	2,764	0.08	6,163	0.17	5,662	0.16
Total related to cost of revenues	2,644	0.07	2,764	0.08	6,163	0.17	5,662	0.16
Related to selling, general and administrative expenses:
Share-based compensation expenses	6,113	0.17	5,674	0.15	11,665	0.32	11,458	0.31
Legal and litigation costs	254	0.01	—	—	510	0.01	—	—
Severance payment and others	—	—	18	0.00	72	0.00	748	0.02
Total related to selling, general and administrative expenses	6,367	0.18	5,692	0.15	12,247	0.33	12,206	0.33
Related to other income and expense:
Restructuring and other related costs	—	—	46	0.00	—	—	103	0.00
Total related to other income and expense	—	—	46	0.00	—	—	103	0.00
Total related to net income & EPS	9,011	0.25	8,502	0.23	18,410	0.50	17,971	0.49
Non-GAAP measures	$121,639	$3.36	$95,138	$2.61	$226,964	$6.27	$182,001	$5.00
Shares used in computing diluted net income per share (in thousands of shares)
GAAP diluted shares		36,253		36,402		36,175		36,405
Non-GAAP diluted shares		36,253		36,402		36,175		36,405

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW (UNAUDITED)

(in thousands of U.S. dollars)	Three Months Ended		Six Months Ended
	December 26, 2025	December 27, 2024	December 26, 2025	December 27, 2024
Net cash provided by operating activities	$46,259	$115,904	$148,827	$199,086
Less: Purchase of property, plant and equipment	(51,608)	(21,900)	(96,874)	(42,150)
Non-GAAP free cash flow	$(5,349)	$94,004	$51,953	$156,936

FABRINET
GUIDANCE FOR QUARTER ENDING MARCH 27, 2026
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share	$3.22 to $3.37
Related to cost of revenues:
Share-based compensation expenses	0.07
Total related to cost of revenues	0.07
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.16
Total related to selling, general and administrative expenses	0.16
Total related to net income & EPS	0.23
Non-GAAP net income per diluted share	$3.45 to $3.60